UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2009


                                   PHAZAR CORP
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       0-12866              75-1907070
   ----------------------------    ----------------------    ------------------
   (State or other jurisdiction        (Commission file     (IRS employer
          of incorporation)                 number)          identification no.)


          101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS          76067
          ------------------------------------------      -------------
           (Address of principal executive offices)         (Zip code)


   Registrant's telephone number,
   including area code:                  (940) 325-3301
                                   -------------------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01         Financial Statements and Exhibits

    (d) Exhibits.


           Exhibit
             No.       Description

            99.1 Press release dated January 15, 2009, announcing share repurchase program











                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHAZAR CORP


Date:  January 15, 2009

                                          /s/ Garland P. Asher
                                          -----------------------------
                                          Garland P. Asher
                                          President and Chief Executive Officer

















                                       2





                                  EXHIBIT 99.1
                      Press Release Dated January 15, 2009


PHAZAR CORP ANNOUNCES SHARE REPURCHASE PROGRAM


PHAZAR CORP, (NASDAQ: ANTP) announced today that at a regularly scheduled meeting, the Board of Directors of PHAZAR CORP authorized a share repurchase program, not to exceed $1,000,000. The resolution permits the Company to purchase common shares in open market transactions from time to time, subject to market conditions, at its discretion.

The shares will be held as Treasury shares and will be used from time to time to fund outstanding option grants when and if exercised, directors fees and compensation and other equity incentive based benefit programs which might arise in the future. However, the Company is not obligated to purchase any shares.

Commenting on the Board resolution, Garland P. Asher, Chairman and CEO, remarked: "Given our strong cash balances and the current negligible interest rates available on cash equivalent investment instruments, purchasing shares for Treasury with a portion of our cash should be a better potential investment return for our shareholders."

More information and analysis of PHAZAR CORP's financial results is provided in the management discussion and analysis of financial condition and results of operations in the Form 10-Q for the second quarter ended November 30, 2008, which was filed with the Securities and Exchange Commission on January 14, 2009.

The Form 10-Q is available at the SEC's website at www.sec.gov and PHAZAR CORP'S website at www.phazarcorp.com.

Product     information     is     available     at     www.antennaproducts.com,
www.truemeshnetworks.com and www.phazar.com.

For further information contact:

PersonNameKathy Kindle, Antenna Products Corporation
Tel: 940 325 3301  Fax: 940 325 0716
kindle@phazarcorp.com

The common stock of PHAZAR CORP is listed on the NASDAQ Capital Market under the trading symbol "ANTP". This press release contains forward-looking information within the meaning of Section 29A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumption and other statements, which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties, which could cause actual results, or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties, but there can be no assurance that management's expectations, beliefs or projections will result, or be achieved, or accomplished.